Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Accounting Policy [Line Items]
Summary of Significant Accounting Policies	Summary of Significant Accounting Policies
Basis of Accounting

The accompanying financial statements have been prepared on an accrual basis of accounting.
Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management of the Plan to make estimates and assumptions that affect the reported amounts of assets and liabilities and changes therein, and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

Investment Valuation and Income Recognition

Investments are reported at fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. See Note 4 for discussion of fair value measurements.

Net appreciation (depreciation) in fair value of investments consists of the net change in unrealized gains or losses during the year and the realized gain or loss on investments sold during the year.

Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis, and dividends are recorded on the ex-dividend date.

Notes Receivable from Participants

Notes receivable from participants are recorded at their unpaid principal balance plus accrued but unpaid interest.

Payment of Benefits

Benefits are recorded when paid.

Administrative Expenses

Substantially all direct expenses of the Plan are paid by the Plan sponsor, Virco Mfg. Corporation. Certain indirect expenses are included in the transaction prices of the investments bought and sold and are not separately identified in the statement of changes in net assets available for benefits.